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                                                                   Exhibit 10.30


                            SIXTH AMENDMENT TO LEASE

        This Sixth Amendment to Lease (this "Sixth Amendment") is entered into as of the 2nd day of August, 1996 by and between 500 SANSOME STREET COMPANY, a limited partnership ("Landlord") and INSTANT VIDEO TECHNOLOGIES, INC., a Delaware corporation ("Tenant"), based upon the following facts, understandings and agreements:

        A. Landlord and Tenant entered into a written lease (the "Lease") dated February 15, 1993, whereby Landlord leased to Tenant and Tenant hired from Landlord, certain premises on the fifth floor designated as SUITE 503 containing an aggregate of approximately 2,328 rentable square feet, of that certain eight-story building known as 500 Sansome Street, San Francisco, California (the "Leased Premises"). Landlord and Tenant entered into a First Amendment to Lease (the "First Amendment") dated February 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1994, a Second Amendment to Lease (the "Second Amendment") dated June 9, 1994, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1995, a Third Amendment to Lease (the "Third Amendment") dated January 13, 1995, whereby Tenant extended the Lease by an additional six (6) months terminating August 15, 1995, a Fourth


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Amendment to Lease (the "Fourth Amendment") dated June 12, 1995, whereby Tenant extended the Lease by an additional six (6) months terminating February 15, 1996, and a Fifth Amendment to Lease (the "Fifth Amendment") dated February 13, 1996, whereby Tenant extended the Lease by an additional six (6) months terminating AUGUST 15, 1996.

        B. Landlord and Tenant now desire to further amend the Lease as hereinafter provided.

        NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

        1. Definitions. All defined terms not otherwise defined herein shall have the same meaning as in the Lease.

        2. Amendment of Section 2. The first sentence of Section 2 is hereby deleted and replaced with the following sentence:

           Term. The term of this lease shall be extended for an additional SIX
(6) MONTHS commencing AUGUST 16, 1996, and terminating FEBRUARY 15, 1997.

        3. Conflict. In the event of any conflict between the provisions of the Lease, the First Amendment to Lease, the Second Amendment to Lease, the Third Amendment to Lease, the Fourth Amendment to Lease, the Fifth Amendment to Lease or this Sixth Amendment to Lease, the provisions of the Sixth Amendment to Lease shall govern.

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        4. Ratification. The Lease as modified by this Sixth Amendment to Lease is ratified in all respects.


        IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Lease as of the date first hereinabove written.






                               LANDLORD: 500 SANSOME STREET COMPANY,
                                          a limited partnership

                               By: L&B INSTITUTIONAL PROPERTY
                                     MANAGERS OF CALIFORNIA, INC.,
                                     its managing agent




                               By: /s/   PAUL C. CHAPMAN
                                  -------------------------------
                                    Paul C. Chapman
                                    Authorized Signatory





                               TENANT: INSTANT VIDEO TECHNOLOGIES, INC.,
                                            a Delaware corporation



                               By: /s/    GARY R. FAMILIAN
                                  ---------------------------------

                               Name:      Gary R. Familian
                                    -------------------------------

                               Its:        President / CEO
                                   --------------------------------



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